                                                                   EXHIBIT 4.1


         [NUMBER]                                                                                            [SHARES]

                                                          OWNERTEL, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                                                                                                                   SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS
                                                                                                                CUSIP 691213  10 2

                                                           COMMON STOCK

THIS CERTIFIES THAT:




IS THE OWNER OF


                         FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF $.001 PAR VALUE EACH OF

                                                       OWNERTEL, INC.

    transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Georgia, and to the
    Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                                           COUNTERSIGNED:
DATED:                                                                                       OLDE MONMOUTH STOCK TRANSFER CO., INC.
                                                                                  77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                                                                                     TRANSFER AGENT

                                                                           BY:

                                                                                                              AUTHORIZED SIGNATURES

/s/ Elizabeth Crewes                                                                  /s/ William G. Head III
       Secretary                                                                              President

                                          OWNERTEL, INC.
                                            CORPORATE
                                               SEAL
                                               2001
                                             GEORGIA                                        Authorized Signature

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


  For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________


                                     _______________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

                                     ________________________________________

                                     THE SIGNATURE TO THE ASSIGNMENT MUST
                                     CORRESPOND TO THE NAME AS WRITTEN UPON THE
                                     FACE OF THIS CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND
                                     MUST BE GUARANTEED BY A COMMERCIAL BANK OR
                                     TRUST COMPANY OR A MEMBER FIRM OF A
                                     NATIONAL OR REGIONAL OR OTHER RECOGNIZED
                                     STOCK EXCHANGE IN CONFORMANCE WITH A
                                     SIGNATURE GUARANTEE MEDALLION PROGRAM.

                                     ________________________________________

STOCK MARKET INFORMATION
WWW.pbes-exchange.com                          COLUMBIA FINANCIAL PRINTING CO.
                                               P.O. BOX 270, Bethpage, NY 11794